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                                                                    EXHIBIT 10.9







                             NABISCO HOLDINGS CORP.

                           ANNUAL INCENTIVE AWARD PLAN

                            Effective January 1, 1995
                   (Amended and Restated as of March 17, 2000)

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                             NABISCO HOLDINGS CORP.

                           ANNUAL INCENTIVE AWARD PLAN

                            Effective January 1, 1995
                   (Amended and Restated as of March 17, 2000)

                                    I N D E X


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Section                                                                                          Page
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
    1.       Purpose............................................................................... 1

    2.       Definitions........................................................................... 1

    3.       Eligibility........................................................................... 3

    4.       Performance Objectives................................................................ 3

    5.       Determination of Performance Targets.................................................. 3

    6.       Determination of Performance Awards................................................... 4

    7.       Payment of Awards..................................................................... 5

    8.       Miscellaneous......................................................................... 5

    9.       Finality of Determination............................................................. 7

   10.       Change of Control..................................................................... 7

   11.       Effective Date........................................................................ 8

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                             NABISCO HOLDINGS CORP.

                           ANNUAL INCENTIVE AWARD PLAN

                            Effective January 1, 1995
                         (Amended & Restated on 3/17/00)

1.       PURPOSE

         The Nabisco Holdings Corp. Annual Incentive Award Plan is established to provide managers with a management system to link corporate and business priorities with individual and group performance objectives for the leadership group of employees of NHC and its designated companies.

2.       DEFINITIONS

         For purposes of the Plan, the following terms shall have the meanings set forth below:

         (a) AWARD. Annual cash payments made to Participants pursuant to the Plan.

         (b)  BOARD OF DIRECTORS. The Board of Directors of Nabisco Holdings
Corp.

         (c) CAUSE. Termination resulting from: (a) criminal conduct; (b) deliberate continual refusal to perform employment duties on a substantially full-time basis; (c) deliberate and continual refusal to act in accordance with any specific lawful instructions of a more senior officer or employee; or (d) deliberate misconduct which could be materially damaging to a Company's operations without a reasonable good faith belief that such conduct is in the best interests of the Company. A termination of employment shall not be deemed for Cause unless confirmed by the Chief Personnel Officer. Any voluntary termination in anticipation of an involuntary termination of employment for Cause shall be deemed a termination of employment for Cause.

         (d) CHIEF EXECUTIVE OFFICER. For employees of NHC and the Chief Executive Officers of the Operating Companies, the Chief Executive Officer of NHC. For the other employees of each Operating Company and its subsidiaries, the Chief Executive Officer of the Operating Company primarily responsible for their performance.

         (e) CHIEF PERSONNEL OFFICER. For employees of NHC and the Chief Executive Officers of the Operating Companies, the Chief Personnel Officer of NHC. For the other


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employees of each Operating Company and its subsidiaries, the Chief Personnel
Officer of the Operating Company primarily responsible for their performance.

         (f) COMMITTEE. The Compensation Committee of the Board of Directors, no member of which is an officer or in the salaried employ of the Company, an Operating Company or other subsidiary of the Company.

         (g)  COMPANY(IES). NHC and its Operating Companies.

         (h) DISABILITY. Being totally and permanently disabled as currently defined in the Company's Short-Term Disability and Long-Term Disability Plans.

         (i) FMLA. Family, parental, medical leave of absence as defined in the Company's FMLA Policy.

         (j) LONG-TERM DISABILITY. Being totally and permanently disabled as defined in the Company's Long-Term Disability Plan.

         (k)  NHC. Nabisco Holdings Corp.

         (l) OPERATING COMPANY(IES). Operating Companies of NHC: Nabisco Biscuit Company; Nabisco International Company and Nabisco Foods Company (Planters/Specialty Products Company; Food Service Company; Lifesavers Company; Sales and Integrated Logistics; Nabisco Limited).

         (m) PARTICIPANT. For any Plan Year, an employee who is eligible for an Award under the Plan. An eligible employee shall be a Participant only with respect to the Company for which he or she works most directly and for whom performance objectives have been established for any given Plan Year.

         (n) PERFORMANCE PERIOD. The Plan Year or the portion of the Plan Year during which the employee is eligible to participate in the Plan.

         (o)  PLAN. Nabisco Holdings Corp. Annual Incentive Award Plan.

         (p) PLAN YEAR. The one-year period beginning January 1 and ending December 31 of the same calander year.

         (q) RETIREMENT. Normal Retirement (age 65) with eligibility for retiree medical benefits.

         (R) SBC PROGRAM. The Company's Salary and Benefits Continuation Program or other program maintained by the Company for the purpose of providing severance-type benefits to employees whose employment is involuntarily terminated.

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         (S)  SHORT-TERM DISABILITY. Being disabled for a short-term period as defined in the Company's Short-Term Disability Plan.

3.       ELIGIBILITY

         To be eligible to participate in the Plan and to receive an Award, an employee of the Company or its Operating Companies must:

         (a) be employed by a Company on or before October 1 of the Performance Period in a position which is at a salary grade at least equal to or higher than the minimum participant salary grade designated by the Chief Executive Officer for that Plan Year;

         (b) not be a participant in the Company's Sales Incentive Plan or any other Company bonus plan designated by the Committee;

         (c)  be approved by the Committee or its designee; and

         (d) except as otherwise provided herein provided in Sections 6(f), 6(i) or 8(c), be actively employed by a Company on the last day of the Plan Year.

4.       PERFORMANCE OBJECTIVES (FINANCIAL AND ANNUAL)

         (a) For each Plan Year, the Chief Executive Officer shall establish specific financial and individual annual objectives for the Company headed by such Chief Executive Officer.

         (b) For each Performance Period, the Participant and the manager to whom that Participant reports (the "Reviewing Manager") will develop specific, individual annual performance objectives for that Participant, which must be approved by the next higher level of management as contributing to the objectives established by the Chief Executive Officer.

         (c) The Chief Executive Officer (subject to the approval of the Committee) will assign each aspect of the Company's financial and individual annual objectives a weighting, expressed as a percentage, such that the total weighting will equal 100%. The Chief Executive Officer may increase or reduce the weighting of any financial and individual annual objectives for certain positions so long as the total of all weightings equals 100%.

         (d) From time to time during the Performance Period, a Participant's individual annual objectives may be reviewed by the Reviewing Manager and the Participant. If needed, individual annual objectives may be revised subject to approval in the same manner as the objectives were originally approved prior to the beginning of the Performance Period.

5.       DETERMINATION OF PERFORMANCE TARGETS

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         (a)  A target percent Award for each Plan Year, expressed as a percentage of base salary, shall be established by the Committee for each eligible salary grade.

         (b) If a Participant changes salary grade during the Performance Period, the Participant's target Award level range will be based upon the highest target Award level range for which the Participant was eligible for three months or more during the Performance Period.

6.       DETERMINATION OF PERFORMANCE AWARDS

         (a) At the end of the Plan Year, each category objective (i.e, financial/individual objectives) will be assigned a rating between 0% and 200%.

         (b) At the end of the Plan Year, the Chief Executive Officer of the Company will review with the Committee the financial and non-financial performance of the Company and each Operating Company. The Committee will establish a financial rating for the Company and each Operating Company which will be the rating for the financial performance objectives for each Participant for that Plan Year.

         (c) At the end of the Plan Year, the Participant and the Reviewing Manager shall review the performance of the Participant based on the Participant's individual annual objectives. The Reviewing Manager shall assign a rating to the individual annual objectives.

         (d) A Participant's Award under the Plan shall be determined by multiplying the weight assigned to each performance category under Section 4(c) by the performance rating assigned under Sections 6(b) and (c), respectively. The sum of such weighted performance ratings is then multiplied by the target Award level determined under Section 5 and by the highest annual rate of base salary in effect for at least three months during the Performance Period. The product may be rounded at the discretion of the Chief Executive Officer.

         (e) The Committee shall review and approve all Awards for Participants at Salary Grade B or higher, making such changes therein as the Committee deems appropriate. The Chief Executive Officer shall review and approve all Awards for Participants at Salary Grade C and/or below, making such changes therein as the Chief Executive Officer deems appropriate. Information regarding Awards for Participants at Salary Grades C or below shall be made available to the Committee.

         (f) Awards shall be paid as soon as practicable after the foregoing process is completed.

         (g) In the event of the Participant's termination of employment as a result of death, Long-Term Disability or Retirement (with the consent of the Company) during the Performance Period, Awards, if approved pursuant to Section 6(e), will be determined by multiplying the target Award level by the annual rate of base salary in effect immediately prior to the Participant's death, Long-Term Disability or Retirement, prorated for the number of

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months of employment during the Performance Period. In the event a termination of a Participant's employment during the Performance Period, other than as provided above or in Section 6(b), the Committee, in its discretion, may order payment of all or any portion of the Award held by such Participant.

         (h) When a Participant holds more than one eligible position during a Plan Year, the weighted performance rating under Section 6(d) will be the sum of the weighted performance ratings for each position after each rating is multiplied by a fraction, the numerator of which is the number of months in such position and the denominator of which is twelve.

         (i) When a Participant is newly hired or promoted into an eligible position, the Participant's Award described in Section 6(d) shall be calculated using the highest annual rate of base salary in effect for at least three months since the date of hire or promotion, as applicable, and prorated for the number of months of employment during the Performance Period since the date of hire or promotion, as applicable. Notwithstanding the foregoing, no Award shall be payable unless the Participant was employed in an eligible position on or before October 1 of the Performance Period.

         (j) A Participant whose employment is involuntarily terminated and who receives benefits under the SBC Program will, if approved by the Executive Vice President and Chief Personnel Officer, be Awarded a lump-sum payment equal to the financial rating of the Operating Company employing the Participant, weighted 100%, multiplied by the highest annual rate of base salary in effect at the time of SBC, prorated for the number of months of employment during the Performance Period and paid at the same time as other Plan Participants. In addition, if approved by the Executive Vice President and Chief Personnel Officer of the Company or Operating Company employing the Participant, the Participant may, for each pay period during salary continuation, under the SBC be paid an Award equal to the target Award prorated for the period on SBC for the last year of active employment divided by the number of pay periods in a calendar year.

         (k) In the event a Participant is on Short-Term Disability or FMLA, the Participant's Award described in Section 6(d) shall be calculated using the Participant's aggregate base salary in effect during the Performance Period.

         (l) In the event of a Change of Control (as described in Section 10), the Participant's Award shall be calculated by multiplying the Target Award level by the annual rate of base salary in effect immediately prior to the date of the Change of Control, and prorated for the number of months during the Performance Period prior to the Change of Control.

7.       PAYMENT OF AWARDS

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         (a)  Unless deferred by a participant, Awards approved for a Plan Year will be paid to each Participant in cash on or before March 1 following the Plan Year, except as otherwise provided pursuant to Section 6(i); provided, however, Awards under Section 6(f) made in the event of death, Long-Term Disability or Retirement during the Plan Year shall be paid as soon as practicable after such event.

8.       MISCELLANEOUS

         (a) Except as approved by the Committee, pursuant to Section 6(e), or the Chief Executive Officer, no person shall have any right to receive an Award.

         (b) The Company, the Board of Directors, the Committee, the officers and other employees of the Company or its Operating Companies shall not be liable for any action taken in good faith in interpreting or administering the Plan.

         (c) For purposes of the Plan, a Participant on leave of absence approved by the Company employing such person, and any person employed, with the consent of the Company, by a subsidiary of the Company that is not an Operating Company, will be considered as being in the employ of the Company or an Operating Company. Except as otherwise provided in Section 6(i), a Participant on salary continuation under a plan or agreement of severance will not be considered as being in the employ of the Company or an Operating Company but will be deemed to be retired as of the later of such Participant's last day of active employment release date. A Participant's absence by reason of Disability on December 31 of a Plan Year is deemed to be actively employed by the Company or an Operating Company during a Performance Period if such Participant was actively employed at any time during such Performance Period.

         (d) The Company or Operating Company employing the Participant shall deduct from all payments and distributions under the Plan any taxes required to be withheld by federal, state or local law.

         (e) The amounts of any Award and related expenses for any Participant shall be charged to the Company employing the Participant during the Plan Year for which the Award was made. If the Participant is employed by more than one Company during the Plan Year, the Participant's Award and related expenses shall be allocated between the Companies employing the Participant in a manner prescribed by the Committee.

         (f) The establishment of the Plan shall not be construed as conferring on any Participant any right to continued employment or employment in any position. The employment of any Participant may be terminated by the Company or Operating Company employing the Participant, or by the Participant, without regard to the effect which such action might have upon the Participant as a Participant in the Plan.

         (g) No benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do


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so shall be void. No such benefit shall, prior to receipt thereof by the
Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

         (h) No benefit or promise hereunder shall be secured by any specific assets of the Company or any Operating Company, nor shall any assets of the Company or any Operating Company be designated as attributable or allocated to the satisfaction of the Company's or any Operating Company's obligations under the Plan.

         (i) The Committee at any time may terminate and in any respect, amend or modify the Plan so long as such amendment does not reduce the amount of any Award granted, or the earnings credited, prior to such amendment.

         (j) The Plan shall be governed by and subject to the laws of the State of Delaware.

9.       FINALITY OF DETERMINATION

         The Committee shall have the power to interpret the Plan and all interpretations, determinations and actions by the Committee shall be final, conclusive and binding upon all parties. Subject to the preceding sentence, the Chief Executive Officer of the Company shall administer the Plan and shall resolve all administrative questions and interpretations. The Committee and the Chief Executive Officer may delegate any of their authority under the Plan to any other person or persons. In such event, references in the Plan to the Committee or to the Chief Executive Officer shall, when appropriate, refer to the persons so delegated.

10.      CHANGE OF CONTROL

         (a) As used herein, a "Change of Control" shall occur on the date upon which one of the following events occurs (except as otherwise provided in paragraph (iii) below):

              (i) Any individual, corporation, partnership, group, associate or other entity or "person" as such term is defined in Section 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), other than Nabisco Holding Corp. ("NHC"), Nabisco Group Holdings Corp. ("NGH") or any of their Subsidiaries, or any employee benefit plan(s) sponsored by NHC, NGH or any of their subsidiaries, is or becomes the "beneficial owner" (as defined in Rule 13D-3 under the Exchange Act), directly or indirectly, of 30% or more of the combined voting power of NHC or NGH outstanding securities ordinarily having the right to vote at elections of directors;

              (ii) Individuals who constitute the Board of Directors of either NHC or NGH on January 1, 2000 (each such Board the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of NHC or NGH, as the case may be, provided that any person becoming a director subsequent to such date hereof whose election, or nomination for election by NHC or NGH shareholders, as the case may be, was approved by a vote of at least three-quarters of the directors comprising that Incumbent Board (either by a specific vote or by approval of the


                                                                               7

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proxy statement of NHC or NGH, as the case may be, in which such person is named a nominee of NHC or NGH, as the case may be, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity of "person" other than the NHC or NGH Board, as the case may be, shall be, for purposes of this paragraph (ii), considered as though such person were a member of the Incumbent Board.

              (iii) The approval by the shareholders of NHC or NGH, as the case may be, of a plan or agreement providing (A) for a merger or consolidation of NHC or NGH, as the case may be, other than with a wholly-owned subsidiary or with NGH, NHC or any of their subsidiaries, and other than a merger or consolidation that would result in the voting securities of NHC or NGH, as the case may be, outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of NHC or NGH, as the case may be, of such surviving entity outstanding immediately after such merger or consolidation or (B) for a sale, exchange or other disposition of all or substantially all of the assets of NHC or NGH. If any of the events enumerated in this paragraph (iii) occurs, the NHC Board shall determine the effective date of the Change of Control resulting therefrom.

         For purposes hereof, "Subsidiary" of NHC or NGH means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by NHC or NGH, as the case may be.

11.      EFFECTIVE DATE

         The Plan is effective as of January 1, 1995, and amended and restated effective as of January 1, 1999 and March 17, 2000.


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                                     2000 ANNUAL OBJECTIVES
----------------------------------------------------------------------------------------------
MANAGER:                  DATE:                       APPROVAL:
----------------------------------------------------------------------------------------------
                                                                          RATING
                                                                     ---------------
                                         RELATIVE     STANDARD OF               WGT.
ACCOUNTABILITY            OBJECTIVES     PRIORITY     PERFORMANCE    RATING    RATING   RATING
----------------------------------------------------------------------------------------------
-    People
-    Business
     Effectiveness
----------------------------------------------------------------------------------------------
-    People
-    Business
     Effectiveness
----------------------------------------------------------------------------------------------
-    People
-    Business
     Effectiveness
----------------------------------------------------------------------------------------------

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-------------------------  -------------------------  -------------------------
Employee Signature  Date   Manager's Signature  Date  Additional Approval  Date


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